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             SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
          TO SECTION 13 OR 15(d) OR THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 13, 2000


                            HELM CAPITAL GROUP, INC.
                Exact Name of Registrant as specified in charter

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                   1-8292                    59-0786066
             Commission file No. I.R.S. Employer Identification No.

                    537 STEAMBOAT ROAD, GREENWICH, CT  06830
                (Address of Principal Executive Offices) Zip Code

                                 (203) 629-1400
              (Registrant's Telephone Number, Including Area Code)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 13, 2000, BDO Seidman, L.L.P. ("BDO"), the Registrant's independent accountant who had been engaged as the principal accountant to audit the Registrant's financial statements for the year ended December 31, 2000, resigned. Reasons cited by BDO for its action included the inability of the Registrant to conform to BDO's internal business criteria for client retention.

BDO's reports on the financial statements of the Registrant for the periods ended December 31, 1998 and 1999 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 1998 and 1999, and the three fiscal quarters of 2000, there have not been any disagreements between the Registrant and BDO concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

ITEM 7. EXHIBITS

1. Letter from BDO Seidman, L.L.P. pursuant to paragraph 304(a)(3) of Regulation S-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HELM CAPITAL GROUP, INC.


                                        By: /s/ Daniel T. Murphy
                                                Daniel T. Murphy, Executive Vice
                                                President and Chief Financial
                                                Officer

Date: October 18, 2000



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